Exhibit 10.9

Form of Lock-Up Agreement

, 2026

The Metals Royalty Company Inc.

Ladies and Gentlemen:

The undersigned understands that The Metals Royalty Company Inc. (the “Company”) proposes to file a Form F-1 Registration Statement (the “Form F-1”) providing for the registration for resale of common shares held by the registered shareholders identified in the Form F-1, including the undersigned, as part of a direct listing of the Company’s shares on the Nasdaq Capital Market (the “Direct Listing”). To induce the Company to include the undersigned as a registered shareholder and register for resale the number of common shares held by the undersigned as set forth in the Form F-1, and in light of the benefits that the Direct Listing will confer upon the undersigned in its capacity as a security holder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, commencing on the date the Company’s common shares are first listed for trading on the Nasdaq Capital Market (the “Listing Date”), without the prior written consent of the Company, the undersigned will not:

(a)	offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any (i) common shares of the Company (collectively, “Capital Stock”) that were issued by the Company on or prior to February 21, 2023 and over which the undersigned acquired the power of disposition over such Capital Stock on or prior to February 21, 2023 or pursuant to a transaction that would constitute a Permitted Transfer (as defined below), excluding in each case Capital Stock acquired for a price greater than US$0.65 and (ii) Capital Stock previously acquired by the undersigned pursuant to the exercise of any stock options of the Company that existed pursuant to the stock option plan (the “Legacy Plan”) dated February 21, 2023 (collectively, the “Lock-Up Securities”);

(b)	enter into any swap or other arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Lock-Up Securities or any securities convertible into or exercisable for any Capital Stock, whether any such transaction described in clause (a) above or this clause (b) is to be settled by delivery of Lock-Up Securities, in cash or otherwise; or

(c)	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap or other arrangement relating to any Lock-Up Securities;

unless such Lock-Up Securities have been released in accordance with the Release Schedule (as defined below).

For greater certainty, “Lock-Up Securities” shall not include any Capital Stock (including any Capital Stock acquired by the undersigned pursuant to the exercise or conversion of securities convertible into or exercisable or exchangeable for Capital Stock that were not existing under the Legacy Plan) acquired by the undersigned or with respect to which the undersigned acquired or acquires the power of disposition, unless such Capital Stock is described in the foregoing definition of “Lock-Up Securities”.

The Lock-Up Securities shall be released from this lock-up agreement in accordance with the table set out in Schedule “A” hereto (the “Release Schedule”). Schedule "A" is hereby incorporated into and forms an integral part of this lock-up agreement. To the extent the Release Schedule results in a fractional release, such amount shall be rounded down to the nearest whole number.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Company in connection with (each, a “Permitted Transfer”) (a) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member (as defined below) or trust for the benefit of the undersigned or a family member; (b) transfers of Lock-Up Securities to a charity or educational institution; (c) transfers of Lock-Up Securities pursuant to a bona fide third-party tender offer for securities of the Company, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a Change of Control (as defined below), which transaction is approved by the Board of Directors of the Company, provided that it shall be a condition of the transfer that if the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s securities subject to this lock-up agreement shall remain subject to the restrictions herein; or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses (a), (b), (c) or (d), it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this lock-up agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the last release date in the Release Schedule; and (iii) the undersigned notifies the Representative at least two (2) business days prior to the proposed transfer or disposition.

For purposes of this lock-up agreement, “family member” shall mean the spouse or domestic partner of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse or domestic partner, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse, domestic partner or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act. For purposes of this lock-up agreement, “Change of Control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company (or the surviving entity).

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this lock-up agreement except in compliance with this lock-up agreement.

The undersigned now has, and, for the duration of this lock-up agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances, and claims whatsoever, other than any charitable pledge of such securities that by its terms could not result in any transfer, disposition or distribution of such securities during the duration of this lock-up agreement.

The undersigned understands that the Company is relying upon this lock-up agreement in proceeding toward consummation of the Direct Listing. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This lock-up agreement shall terminate automatically, without any required notice, upon the earliest to occur of: (i) the date upon which the undersigned and the Company mutually agree to terminate this lock-up agreement and (ii) the date immediately following the last release date in the Release Schedule.

The undersigned consents to receipt of this lock-up agreement in electronic form and understands and agrees that this lock-up agreement may be signed electronically. In the event that any signature is delivered by electronic mail, or otherwise by electronic transmission evidencing an intent to sign this lock-up agreement, such electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this lock-up agreement by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

This lock-up agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

Very truly yours,

SHAREHOLDER:

(Name)

(Signature)

(Name of Signatory, in the case of entities)

Address:

Acknowledged and Accepted:

THE METALS ROYALTY COMPANY INC.

By:
Name:
Title:

SCHEDULE “A”

RELEASE SCHEDULE

Release Dates	Lock-Up Securities Available for Release
Immediately upon Listing Date	500 Lock-Up Securities
6 months from Listing Date	10% of the remaining Lock-Up Securities
9 months from Listing Date	15% of the remaining Lock-Up Securities
12 months from Listing Date	15% of the remaining Lock-Up Securities
15 months from Listing Date	15% of the remaining Lock-Up Securities
18 months from Listing Date	15% of the remaining Lock-Up Securities
21 months from Listing Date	15% of the remaining Lock-Up Securities
24 months from Listing Date	The remainder of the Lock-Up Securities

RELEASE SCHEDULE FOR [●]

Release Dates	Lock-Up Securities Available for Release
Immediately upon Listing Date	500 Lock-Up Securities
6 months from Listing Date	[●] Lock-Up Securities
9 months from Listing Date	[●] Lock-Up Securities
12 months from Listing Date	[●] Lock-Up Securities
15 months from Listing Date	[●] Lock-Up Securities
18 months from Listing Date	[●] Lock-Up Securities
21 months from Listing Date	[●] Lock-Up Securities
24 months from Listing Date	[●] Lock-Up Securities

Restrictive Legends:

The Lock-Up Securities may have attached to them, whether through the electronic deposit of CDS, an ownership statement issued under a direct registration system or other electronic book-entry system, or on certificates that may be issued, as applicable, a legend setting out the transfer restrictions set out in the Lock-Up Agreement substantially in the following form and with the information completed. Notwithstanding the foregoing, a restrictive legend may not be applied, in which case it is the sole responsibility of the holder of the Lock-Up Securities to comply with the transfer restrictions set out herein:

“THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A LOCK-UP PERIOD OF TWENTY-FOUR MONTHS FOLLOWING THE DATE THE ISSUER’S COMMON SHARES ARE FIRST LISTED FOR TRADING ON THE NASDAQ CAPITAL MARKET, SUBJECT TO CERTAIN EXCEPTIONS, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. THE SHARES SHALL BE RELEASED FROM LOCK-UP AS FOLLOWS: (I) 500 SHARES IMMEDIATELY UPON [INSERT THE LISTING DATE]; (II) [●] ADDITIONAL SHARES ON THE DATE THAT IS [INSERT THE DATE THAT IS SIX MONTHS FROM THE LISTING DATE]; (III) [●] ADDITIONAL SHARES ON [INSERT THE DATE THAT IS NINE MONTHS FROM THE LISTING DATE]; (IV) [●] ADDITIONAL SHARES ON [INSERT THE DATE THAT IS TWELVE MONTHS FROM THE LISTING DATE]; (V) [●] ADDITIONAL SHARES ON [INSERT THE DATE THAT IS FIFTEEN MONTHS FROM THE LISTING DATE]; (VI) [●] ADDITIONAL SHARES ON [INSERT THE DATE THAT IS EIGHTEEN MONTHS FROM THE LISTING DATE]; (VII) [●] ADDITIONAL SHARES ON [INSERT THE DATE THAT IS TWENTY-ONE MONTHS FROM THE LISTING DATE]; AND (VIII) [●] ADDITIONAL SHARES ON THE DATE THAT IS [INSERT THE DATE THAT IS TWENTY-FOUR MONTHS FROM THE LISTING DATE]. SUCH LOCK-UP PERIOD IS BINDING ON THE TRANSFEREES OF THESE SHARES.”